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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  MARCH 4, 1999


                         SUNRISE ASSISTED LIVING, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                          0-20765               54-1746596
 (State or other jurisdiction of           (Commission        (I.R.S. Employer
  incorporation of organization)           File Number)      Identification No.)


                          9401 LEE HIGHWAY, SUITE 300
                            FAIRFAX, VIRGINIA 22031
              (Address of principal executive offices) (Zip Code)



                                 (703) 273-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if changed Since Last Report)


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                            Exhibit Index on Page 4





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ITEM 5.      OTHER EVENTS

             On March 4, 1999, Sunrise Assisted Living, Inc. (the "Acquiror") announced that it had entered into an amendment to the Agreement of Merger, dated as of October 18, 1998 (the "Merger Agreement"), with Karrington Health, Inc., an Ohio corporation ("Karrington"), and Buckeye Merger Corporation, an Ohio corporation and a newly-formed wholly owned subsidiary of the Acquiror ("Merger Sub"). The Agreement of Merger provides for the merger (the "Merger") of Merger Sub with and into Karrington with Karrington continuing as the surviving corporation. Amendment No. 1 to Agreement of Merger, dated as of March 4, 1999 ("Amendment No. 1"), made several changes to the Merger Agreement, including: (a) removal of certain closing conditions; (b) expansion of the amount of the credit facility provided by Sunrise to Karrington from $10 million to $16.5 million for working capital uses, including land acquisitions and development projects; and (c) fixing of the exchange ratio at 0.3333 of a share of Sunrise common stock for each Karrington common share. The previous exchange ratio was adjustable between 0.3939 and 0.3333 depending on the trading price of Sunrise common stock during a 10-day measurement period ending three days before the Karrington shareholders' meeting. A copy of Amendment No. 1 is filed as an exhibit hereto. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to such exhibit.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a)     None.

             (b)     None.

             (c)     Exhibits.

                              2.1 Amendment No. 1 to Agreement of Merger, dated as of March 4, 1999, among the Acquiror, Merger Sub and Karrington.





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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SUNRISE ASSISTED LIVING, INC.
                                            (Registrant)



Date:  March 5, 1999                        By:  /s/ Larry E. Hulse
     ---------------------------------           ------------------------------
                                                 Larry E. Hulse
                                                 Controller and Chief
                                                  Accounting Officer





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                               INDEX OF EXHIBITS


Exhibit No.                                        Exhibit Name                                       Page
-----------                                        ------------                                       ----
 2.1                                  Amendment No. 1 to Agreement of Merger, dated as of
                                      March 4, 1999, among the Acquiror, Merger Sub and
                                      Karrington.





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